Rule 497(e)
File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT
of
Empower Annuity Insurance Company of America
Group Flexible Premium Variable Annuity Contracts

Supplement dated October 21, 2025 to Prospectus dated May 1, 2025

This supplement amends expense (effective June 2, 2025) and name (effective September 30, 2025) information for the Putnam International Capital Opportunities Fund as reflected in the above-referenced product Prospectus.

PROSPECTUS CHANGES

1. Under “Appendix A – Eligible Funds Available Under the Group Contract”

Prior information for the Putnam International Capital Opportunities Fund – Class A in the “Appendix A – Eligible Funds Available Under the Group Contract” section of the Prospectus is updated as follows (all other information in the “Appendix A – Eligible Funds Available Under the Group Contract” section remains unchanged):

TYPE / INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER / SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term capital appreciation	Putnam International Small Cap Fund – Class A* (Effective 9/30/25, Putnam International Capital Opportunities Fund was renamed Putnam International Small Cap Fund)	1.51%	3.04%	4.14%	5.57%
	Adviser: Putnam Investment Management, LLC
	Subadviser: Putnam Advisory Company, LLC; Franklin Advisers, Inc.; Franklin Templeton Investment Management
* This Eligible Fund’s Current Expense reflects a temporary fee reduction.

2. Under “Appendix B – Public Eligible Funds”

Putnam International Capital Opportunities Fund – Class A is changed to Putnam International Small Cap Fund – Class A.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-1-FF